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                                                                   Exhibit 23(b)



                     CONSENT OF INDEPENDENT CANADIAN AUDITOR
                     ---------------------------------------

         We hereby consent to the use in the Form 10-KSB of Daugherty Resources, Inc. (File No. 0-12185 ) for the fiscal year ended December 31, 2000, of our independent audited financial reports for the year ended December 31, 2000. We also consent to all references to us in such Form 10-KSB, including references to us as experts.


                                    KRAFT, BERGER, GRILL, SCHWARTZ, COHEN &
                                    MARCH


                                    By: /s/ Bernard Kraft
                                        ----------------------------
                                        Bernard Kraft
                                        Partner






Markham, Ontario
April 16, 2001